Exhibit 10.42
                                                                   -------------

          Confidential Materials omitted and filed separately with
                     the Securities and Exchange Commission.
                           Asterisks denote omissions.

Order Form

Customer                                Bill To
Switchboard.com                         Switchboard.com
SWT001                                  115 Flanders Road
                                        Westborough MA  01581
                                        USA

--------------------------------------------------------------------------------
Quote Date:May 08, 2002   IDC     :Boston     Payment Terms:Net 30
Form#     :1-13917A       Revision:1          Sales Person :Daniel Kessinger
Valid From:5/1/2002       Through :5/31/2002  Order Status :Final
Partner
        Purchase Order No. No PO Required

      ----------------------------------------------------------------
      |Requested Service Date  : 04/01/2002    Initial Term:24 Months|
      ----------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                          Extended        Extended
                                                           Monthly       Non-Recurring    Monthly       Non-Recurring
Line Services      Description*             IDC    Qty  Recurring Cost       Cost          Fees             Fees

New Services
----------------------------------------------------------------------------------------------------------------------
30   EXO-VDC       Virtual Data Center (7ft Boston   8         $[**]         $[**]           $[**]          $[**]
                   X 8ft)
----------------------------------------------------------------------------------------------------------------------
31   EXO-VDC-SU    Virtual Data Center      Boston   3         $[**]         $[**]             $[**]          $[**]
                   Setup
----------------------------------------------------------------------------------------------------------------------
32   EXO-FAST-U50  50 Mbps base Fast        Boston   1         $[**]         $[**]           $[**]          $[**]
                   Ethernet with 100
                   Mbps burstability
----------------------------------------------------------------------------------------------------------------------
33   EXO-FAST-ML2  Additional line for Fast Boston   1         $[**]         $[**]           $[**]          $[**]
                   Etherenet MultiLine.
----------------------------------------------------------------------------------------------------------------------
34   EXO-PWR-20    20 Amp Power Circuit     Boston  22         $[**]         $[**]           $[**]          $[**]
                   (110v)
----------------------------------------------------------------------------------------------------------------------
     Variable Usage above Base

     EXO-GIGE-UV   Variable usage cost      Boston             $[**]
                   per megabit above
                   base amount..
----------------------------------------------------------------------------------------------------------------------
     Group Total                                                                             $[**]          $[**]
----------------------------------------------------------------------------------------------------------------------

Cancel Services
----------------------------------------------------------------------------------------------------------------------
1    EXO-VDC       Virtual Data Center (7ft Boston  -4         $[**]         $[**]          ($[**])         $[**]
                   X 8ft)
----------------------------------------------------------------------------------------------------------------------
4    EXO-POWER-20  20 Amps Power Circuit    Boston -10         $[**]         $[**]          ($[**])         $[**]
----------------------------------------------------------------------------------------------------------------------
16   EXO-POWER-20  20 Amps Power Circuit    Boston  -2         $[**]         $[**]          ($[**])         $[**]
----------------------------------------------------------------------------------------------------------------------

Order Form

18   EXO-TELCO-T1  Monthly Recurring Fee    Boston  -1         $[**]         $[**]          ($[**])         $[**]
                   for the circuit from the
                   Telco.
----------------------------------------------------------------------------------------------------------------------
19   EXO-ETHER-U2  2 Mbps base Ethernet     Boston  -1         $[**]         $[**]          ($[**])         $[**]
                   with 10 Mbps
                   burstability
----------------------------------------------------------------------------------------------------------------------
23   EXO-PWR-20    20 Amp Power Circuit     Boston  -2         $[**]         $[**]          ($[**])         $[**]
                   (110v)
----------------------------------------------------------------------------------------------------------------------
27   EXO-FAST-ML2  Additional line for Fast Boston  -1         $[**]         $[**]          ($[**])         $[**]
                   Ethernet MultiLine.
----------------------------------------------------------------------------------------------------------------------
28   EXO-FAST-U20  20 Mbps base Fast        Boston  -1         $[**]         $[**]          ($[**])         $[**]
                   Ethernet with 100
                   Mbps burstability
----------------------------------------------------------------------------------------------------------------------
     Variable Usage above Base

     EXO-ETHER-UV  Variable Usage Cost      Boston             $[**]
                   above base
                   Amount($/megabit)
                   Ethernet
----------------------------------------------------------------------------------------------------------------------
     Variable Usage above Base

     EXO-FAST-UV10 Variable Usage Cost      Boston             $[**]
                   Per Megabit Above
                   Base Amount ($/MB)
----------------------------------------------------------------------------------------------------------------------
     Group Total                                                                            ($[**])         $[**]
----------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
*More detailed descriptions of the Services are contained in the Specification Sheets and/or Scope of Work for each Service, which are incorporated herein and made a part here of by this reference.
All Currencies are in USD.
--------------------------------------------------------------------------------

Order Form

Order Form Terms and Conditions:

(1) Customers hereby orders and Cable and Wireless Internet Services, Inc., ("C&W") agrees to provide the Services described in this Order Form. THE SERVICES ARE PROVIDED PURSUANT TO THE TERMS AND CONDITIONS OF THIS ORDER FORM AND THE SERVICES AGREEMENT (EITHER MASTER SERVICE AGREEMENT, INTERNET DATA CENTER SERVICES AGREEMENT AND/OR PROFESSIONAL SERVICE AGREEMENT) SIGNED BY CUSTOMER.

(2) The Customer representative signing below hereby acknowledges and agrees that in the event that the Customer does not issue a purchase order prior to the Requested Service Date, this Order shall serve as Customer's purchase order. Customer further acknowledges that any additional or conflicting terms and conditions contained in Customer's purchase order shall not be applicable to the Services to be provided hereunder, even if C&W uses such purchase order for invoicing purposes.

(3) Customer will not be bound by this Order Form until it has been signed by an authorized representative of Customer. Acceptance of the Order Form is subject to C&W credit approval.

(4)   Changes or alterations to this Order Form will not be accepted.

(5) This Order Form has an initial term of 24 months. After the completion of 12 months of continuous service, Customer shall have the right to renegotiate pricing on all current services reflected on the front page of this Order Form. Any renegotiation will then take effect for the remainder of the initial 24 month term.

      The provisions of this Item 5 shall supersede any conflicting items and conditions in a prior Order Form and the Master Services Agreement.

Order Form


The Customer representative signing below hereby acknowledges and agree that:
(a) Customer shall have three (3) business days from the date on the Notice of Service Commencement to submit to C&W a written acceptance of the services listed on the Notice of Service Commencement; (b) in the event Customer does not submit to C&W a written acceptance in accordance with this paragraph, C&W may terminate the services listed on the Notice of Service Commencement; and (c) in the event C&W terminates the services listed on the Notice of Service Commencement due to the customer's failure to accept the services in writing, Customer will be charged, and Customers agrees to pay, for any and all setup fees or charges for the services terminated in accordance with this paragraph.

There are significant additional terms and conditions, warranty disclaimers and liability limitations contained in the Services Agreement (either the master services agreement, internet data center services agreement and/or professional services agreement) signed by customer. There are also detailed descriptions of each service, and specific terms applicable to each service, contained in the specification sheets and/or statement of work for each service.

Do not sign this order form before you have read all of the provisions of the services agreement and the specification sheets and/or statement of work. Your signature below indicates that you have read the services agreement and the specification sheets and/or statements of work and agree to be bound by their provisions.




--------------------------------------------------------------------------------
     CUSTOMER                         Cable and Wireless Internet Services, Inc.

 Signature:  /s/Douglas L. Ray        Signature:  /s/Chris Malone
             -----------------                    ---------------
 Print Name: Douglas L. Ray           Print Name: Chris Malone
             --------------                       ------------
 Title:      Director, Engineering    Title:      Director of Sales
             ---------------------                -----------------
 Date:       5/22/02                  Date:       5/22/02
             -------                              -------
--------------------------------------------------------------------------------